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                                                   FILED PURSUANT TO RULE 497(e)
                                                 FILE NOS. 2-98772 AND 811-04347

                                    GMO TRUST

                                  SUPPLEMENT TO
                  GMO TRUST PROSPECTUS DATED JUNE 30, 2006 AND
        GMO TRUST STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 30, 2006



GMO EMERGING COUNTRY DEBT SHARE FUND

The Board of Trustees of GMO Trust has approved the liquidation of GMO Emerging Country Debt Share Fund (the "Fund"). The Fund will be liquidated on September 29, 2006. You may redeem from the Fund at any time, but if you are still a shareholder on September 29, 2006, your investment will be liquidated and the proceeds will be transmitted to you.



Supplement Date: September 22, 2006